                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):November 24, 1998
                                                        -----------------

                            Merrill Lynch & Co., Inc.
                      -------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                1-7182                 13-2740599
--------------------------------------------------------------------------------
  (State or other          (Commission            (I.R.S. Employer
  jurisdiction of          File Number)           Identification No.)
  incorporation)

World Financial Center, North Tower, New York, New York          10281-1220
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 449-1000
                                                           --------------

         (Former name or former address, if changed since last report.)

Item 5.    Other Events
------     -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-59997) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $500,000,000 aggregate principal amount of 6% Notes due November 15, 2004 and $1,000,000,000 aggregate principal amount of 6-7/8% Notes due November 15, 2018 under the Indenture. The exhibits consist of the forms of Notes and an opinion of counsel relating thereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
------     -------------------------------------------------------------------

                         EXHIBITS

          (4)       Instruments defining the rights of
                    security holders, including indentures.

                         (a) Form of Merrill Lynch & Co., Inc.'s 6% Notes due November 15, 2004

                         (b) Form of Merrill Lynch & Co., Inc.'s 6-7/8% Notes due November 15, 2018

          (5) & (23) Opinion re: legality; consent of counsel.

                         Opinion of Brown & Wood LLP relating to the 6% Notes due November 15, 2004 and 6-7/8% Notes due November 15, 2018 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                        ---------------------------
                                              (Registrant)


                                         By:      /s/    Theresa Lang
                                                ---------------------
                                                Theresa Lang
                                                Treasurer

Date:  November 24, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           MERRILL LYNCH & CO., INC.

                         EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED NOVEMBER 24, 1998

                                                   COMMISSION FILE NUMBER 1-7182

                                 EXHIBIT INDEX

Exhibit No.    Description                                      Page
-----------    -----------                                      ----

(4)            Instruments defining the rights of
               security holders, including indentures.

                    (a)  Form of Merrill Lynch & Co., Inc.'s

                    6% Notes due November 15, 2004

                    (b)  Form of Merrill Lynch & Co., Inc.'s

                    6 7/8% Notes due November 15, 2018

(5) & (23)    Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP relating
                    to the 6% Notes due November 15, 2004 and
                    6-7/8% Notes due November 15, 2018
                    (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statements relating to such Notes).